Supplement dated April 23, 2020
to the Prospectus and Summary Prospectus of the following fund:
Fund	Prospectus and Summary Prospectus
Columbia ETF Trust I
Columbia Research Enhanced Value ETF	3/1/2020
Effective immediately the following changes are hereby made to the Fund's prospectus and summary prospectus.
The information under the heading "Principal Investment Strategies” in the Summary Prospectus and in the Summary of Columbia Research Enhanced Value ETF section of the Prospectus is hereby revised to add the following information:
The Fund may also invest in exchange-traded funds (ETFs).
The rest of the section remains the same.
The information under the heading “Principal Risks” in the Summary Prospectus and in the Summary of Columbia Research Enhanced Value ETF section of the Prospectus is hereby revised to add the following:
Exchange-Traded Fund (ETF) Risk. Investments in ETFs have unique characteristics, including, but not limited to, the expense structure and additional expenses associated with investing in ETFs. ETFs are subject to, among other risks, tracking risk and passive and, in some cases, active investment risk. In addition, shareholders bear both their proportionate share of the Fund’s expenses, and indirectly the ETF’s expenses, incurred through the Fund’s ownership of the ETF. Due to the expenses and costs of an underlying ETF being shared by its investors, redemptions by other investors in the ETF could result in decreased economies of scale and increased operating expenses for such ETF. The ETFs may not achieve their investment objective. The Fund, through its investment in ETFs, may not achieve its investment objective.
The rest of the section remains the same.
The information under the heading “Principal Investment Strategies” in the More Information About Columbia Research Enhanced Value ETF section of the Prospectus is hereby revised to add the following information:
The Fund may also invest in exchange-traded funds (ETFs).
The rest of the section remains the same.
The information under the heading “Principal Risks” in the More Information About Columbia Research Enhanced Value ETF section of the Prospectus is hereby revised to add the following:
Exchange-Traded Fund (ETF) Risk. Investments in ETFs have unique characteristics, including, but not limited to, the expense structure and additional expenses associated with investing in ETFs. An ETF’s share price may not track its specified market index (if any) and may trade below its NAV. Certain ETFs use a “passive” investment strategy and do not take defensive positions in volatile or declining markets. Other ETFs in which the Fund may invest are actively managed ETFs (i.e., they do not track a particular benchmark), which indirectly subjects the Fund to active management risk. An active secondary market in ETF shares may not develop or be maintained and may be halted or interrupted due to actions by its listing exchange, unusual market conditions or other reasons. There can be no assurance that an ETF’s shares will continue to be listed on an active exchange. In addition, shareholders bear both their proportionate share of the Fund’s expenses and, indirectly, the ETF’s expenses, incurred through the Fund’s ownership of the ETF. Due to the expenses and costs of an underlying ETF being shared by its investors, redemptions by other investors in the ETF could result in decreased economies of scale and increased operating expenses for such ETF. These transactions might also result in higher brokerage, tax or other costs for the ETF. This risk may be particularly important when one investor owns a substantial portion of the ETF. There is a risk that ETFs in which the Fund invests may terminate due to extraordinary events. For example, any of the service providers to ETFs, such as the trustee or sponsor, may close or otherwise fail to perform their obligations to the ETF, and the ETF may not be able to find a substitute service provider. In addition, certain ETFs may be dependent upon licenses to use various indexes as a basis for determining their compositions and/or otherwise to use certain trade names. If these licenses are terminated, the ETFs may also terminate. An ETF may also terminate if its net assets fall below a certain amount.
The rest of the section remains the same.
Shareholders should retain this Supplement for future reference.
SUP305_10_001_(04/20)